UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Contribution Agreement – Hilton Garden Charlotte North

On March 21, 2022, Lodging Fund REIT III OP, LP (the “Operating Partnership”), the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”) and Smith/Curry Hotel Group HH-Harris, LLC (the “Charlotte HGI Contributor”) entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement (the “Charlotte HGI Contribution Agreement”), pursuant to which the Charlotte HGI Contributor agreed to contribute the 112-room Hilton Garden Charlotte North hotel in Charlotte, North Carolina (the “Charlotte HGI Hotel Property”) to the Operating Partnership. The Charlotte HGI Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC, the Company’s external advisor. The aggregate consideration for the Charlotte HGI Hotel Property under the Charlotte HGI Contribution Agreement is $15,000,000 plus closing costs, subject to adjustment as provided in the Charlotte HGI Contribution Agreement. The majority of the consideration consists of the assumption or refinancing by the Operating Partnership of existing debt secured by the Charlotte HGI Hotel Property. The remaining consideration consists of the issuance by the Operating Partnership of Series T Limited Units of the Operating Partnership and cash at closing. As required by the Charlotte HGI Contribution Agreement, the Operating Partnership will deposit $100,000 into escrow as earnest money pending the closing or termination of the Charlotte HGI Contribution Agreement. Except in certain circumstances described in the Charlotte HGI Contribution Agreement, if the Operating Partnership fails to perform its obligations under the Charlotte HGI Contribution Agreement, it will forfeit the earnest money.

Upon closing, the parties will enter into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the Charlotte HGI Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 6.0% of the value of the Series T Limited Units for the three years after closing, depending upon the net operating income (“NOI”) of the Charlotte HGI Hotel Property during each such applicable year.  The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning either 24, 36 or 48 months, at the Charlotte HGI Contributor’s election, after the closing. The number of Common Limited Units to be issued to the Charlotte HGI Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the Charlotte HGI Hotel Property, less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) the Original Loan Balance, (iii) loan assumption or origination fees and related expenses, (iv) if applicable, costs of prepayment or defeasance and related expenses, (v) PIP and capital expenditures, (vi) operating cash infused by the General Partner and/or Partnership, (vii) any shortfall of the 10% minimum cumulative yield on General Partner’s invested capital, and (ix) any other unrealized or unreimbursed costs of operating the Contributed Asset.

The Charlotte HGI Contribution Agreement contains various covenants, representations and warranties from the respective parties. The acquisition of the Charlotte HGI Hotel Property by the Operating Partnership is subject to certain closing conditions, including the Operating Partnership’s assumption or refinancing of the existing debt secured by the Charlotte HGI Hotel Property. There can be no assurance that the Operating Partnership will complete the acquisition of the Charlotte HGI Hotel Property.

Contribution Agreement – Hilton Garden Pineville

On March 21, 2022, Lodging Fund REIT III OP, LP (the “Operating Partnership”), the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”) and Smith/Curry Hotel Group Pineville II, LLC (the “Pineville HGI Contributor”) entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement (the “Pineville HGI Contribution Agreement”), pursuant to which the Pineville HGI Contributor agreed to contribute the 113-room Hilton Garden Pineville hotel in Pineville, North Carolina (the “Pineville HGI Hotel Property”) to the Operating Partnership. The Pineville HGI Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC, the Company’s external advisor. The aggregate consideration for the Pineville HGI Hotel Property under the Pineville HGI Contribution Agreement is $10,700,000 plus closing costs, subject to adjustment as provided in the Pineville HGI Contribution Agreement. The majority of the consideration consists of the assumption or refinancing by the Operating Partnership of existing debt secured by the Pineville HGI Hotel Property. The remaining consideration consists of the issuance by the Operating Partnership of Series T Limited Units of the Operating Partnership and cash at close. As required by the Pineville HGI Contribution Agreement, the Operating Partnership will deposit $100,000 into escrow as earnest money pending the closing or termination of the Pineville HGI Contribution Agreement. Except in certain circumstances described in the Pineville HGI Contribution Agreement, if the Operating Partnership fails to perform its obligations under the Pineville HGI Contribution Agreement, it will forfeit the earnest money.

Upon closing, the parties will enter into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the Pineville HGI Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 6.0% of the value of the Series T Limited Units for the three years after closing, depending upon the net operating income (“NOI”) of the Pineville HGI Hotel Property during each such applicable year.  The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning either 24, 36 or 48 months, at the Pineville HGI Contributor’s election, after the closing. The number of Common Limited Units to be issued to the Pineville HGI Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the Pineville HGI Hotel Property, less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) the Original Loan Balance, (iii) loan assumption or origination fees and related expenses, (iv) if applicable, costs of prepayment or defeasance and related expenses, (v) PIP and capital expenditures, (vi) operating cash infused by the General Partner and/or Partnership, (vii) any shortfall of the 10% minimum cumulative yield on General Partner’s invested capital, and (ix) any other unrealized or unreimbursed costs of operating the Contributed Asset.

The Pineville HGI Contribution Agreement contains various covenants, representations and warranties from the respective parties. The acquisition of the Pineville HGI Hotel Property by the Operating Partnership is subject to certain closing conditions, including the Operating Partnership’s assumption or refinancing of the existing debt secured by the Pineville HGI Hotel Property. There can be no assurance that the Operating Partnership will complete the acquisition of the Pineville HGI Hotel Property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: March 25, 2022	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary